UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Sandpointe Avenue, Suite 700, Santa Ana, California	92707-5759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (657) 335-3665

N/A

(Former name or former address, if changed since last report.)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	DCO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2024, the shareholders of Ducommun Incorporated (the “Company”) approved the Company’s 2024 Stock Incentive Plan (the “2024 Stock Incentive Plan”). The 2024 Stock Incentive Plan authorizes the Compensation Committee of the Board of Directors of the Company to grant to employees, non-employee directors, consultants and other service providers of the Company and its affiliates incentive-based compensation in the form of Company common stock.

The material terms of the 2024 Stock Incentive Plan are described in the Company’s definitive Proxy Statement, dated March 13, 2024, under the heading “Proposal 3: Approval of the Company’s 2024 Stock Incentive Plan,” which description is incorporated herein by reference. The descriptions of the 2024 Stock Incentive Plan contained herein and in the Company’s definitive Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the 2024 Stock Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2024 Annual Meeting of Shareholders on April 24, 2024. At the 2024 Annual Meeting, the shareholders (1) elected Mses. Shirley G. Drazba and Sheila G. Kramer and Mr. David B. Carter as directors to serve for a three-year term ending at the Company’s 2027 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified, (2) approved the Company’s executive compensation on an advisory basis, (3) approved the 2024 Stock Incentive Plan and (4) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024. The shareholder vote on these matters was as follows:

	For	Withheld	Broker Non-Votes
Election of David B. Carter for a three-year term expiring in 2027	11,853,539	1,236,737	837,429
Election of Shirley G. Drazba for a three-year term expiring in 2027	11,784,618	1,305,658	837,429
Election of Sheila G. Kramer for a three-year term expiring in 2027	11,580,552	1,509,724	837,429

	For	Against	Abstain	Broker Non-Votes
Approval of the Company’s executive compensation on an advisory basis	11,553,810	1,235,297	301,169	837,429

	For	Against	Abstain	Broker Non-Votes
Approval of the Company’s 2024 Stock Incentive Plan	11,141,896	1,641,649	306,731	837,429

	For	Against	Abstain
Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024	13,774,137	144,706	8,862

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Exhibit Title or Description

10.1	Ducommun Incorporated 2024 Stock Incentive Plan (filed herewith).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED
(Registrant)

Date: April 25, 2024	By:	/s/ Suman B. Mookerji
Suman B. Mookerji
Senior Vice President, Chief Financial Officer